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                                                                   EXHIBIT 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 4, 2000, included in DemandStar.com, Inc.'s Registration Statement on Form S-1, File No. 333-93445, and to all references to our firm included in this registration statement.

Orlando, Florida,

May 25, 2000                              /s/ Arthur Andersen LLP